Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 of Oportun Financial Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Raul Vazquez, Chief Executive Officer and Director of the Company, and Jonathan Coblentz, Chief Financial Officer and Chief Administrative Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raul Vazquez Raul Vazquez Chief Executive Officer and Director (Principal Executive Officer)
/s/ Jonathan Coblentz Jonathan Coblentz Chief Financial Officer and Chief Administrative Officer (Principal Financial and Accounting Officer)

Date: November 13, 2019